UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

April 20, 2008

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in charter)

Delaware	1-7832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Pier 1 Place Fort Worth, Texas 76102
(Address of principal executive offices and zip code)

(817) 252-8000
(Registrant's telephone number,
including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02     Termination of a Material Definitive Agreement.

Effective April 20, 2008, based on recommendations by the Compensation Committee of the Board of Directors and approval of such recommendations by the Board of Directors of Pier 1 Imports, Inc. (the “Company”), Jay R. Jacobs, Executive Vice President, Merchandising, Charles H. Turner, Executive Vice President and Chief Financial Officer, and David A. Walker, Executive Vice President, Planning and Allocations entered into an amended participation agreement with the Company with respect to his participation in the Pier 1 Imports, Inc. Supplemental Retirement Plan (the “Plan”). The Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 24, 2007, which description is incorporated by reference herein. Pursuant to each amended participation agreement, Messrs. Jacobs, Turner and Walker each have been granted the right to elect a lump-sum payment option of his accrued benefit under the Plan.

In conjunction with the events described in the above paragraph, effective April 20, 2008, the Company and each executive, entered into a mutual termination of their respective post-employment consulting agreement. The Company did not incur a penalty with respect to the termination.

The post-employment consulting agreements were entered into by and between the Company and Jay R. Jacobs, Executive Vice President, Merchandising on September 13, 1995, Charles H. Turner, Executive Vice President and Chief Financial Officer on September 19, 1994 and David A. Walker, Executive Vice President, Planning and Allocations on November 17, 1999. Those agreements provided for the respective executive to perform certain consulting and other services to the Company after a qualified termination of employment in exchange for payment of consulting fees by the Company.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Compensation Committee of the Board of Directors of the Company approved effective April 20, 2008 annual base salaries for the Company’s named executive officers for the 2009 fiscal year. Information regarding the annual base salaries for the Company’s named executive officers for the 2009 fiscal year is set forth in Exhibit 10.4 and is incorporated herein by reference. Additional information regarding executive compensation will be included in the Company’s proxy statement for its annual meeting of shareholders to be held on June 20, 2008.

Additionally, the Board of Directors of the Company, upon the recommendation of the Compensation Committee, has approved the Company’s annual short-term incentive plan for fiscal year 2009. The short-term incentive plan establishes a cash performance award pursuant to the Company’s 2006 Stock Incentive Plan (which allows for cash performance awards in addition to stock based awards) using a performance measure of operating cash earnings before interest, taxes, depreciation and amortization from all domestic and international operations, but not including discontinued operations, unusual or non-recurring items or recurring non-cash items, each as determined by the Compensation Committee (the “Profit Goal”). Short-term incentives in the form of a cash bonus are payable if the Company attains targeted levels of the Profit Goal. Company executives and key members of management are eligible to participate in the plan. The cash bonus potential of a named executive is expressed as a percentage of the executive’s fiscal year 2009 annual base salary. Each named executive officer’s bonus potential is 75% of her or his annual base salary (other than the Company’s president and chief executive officer, whose bonus potential is 100% of his annual base salary) if the Profit Goal for fiscal year 2009 is reached. The plan is designed to pay an initial 10% of the executive’s bonus potential at a threshold Profit Goal and will pay a maximum of 150% of the executive’s bonus potential at a maximum Profit Goal.

As discussed above in Item 1.02, effective April 20, 2008, based on recommendations by the Compensation Committee of the Board of Directors and approval of such recommendations by the Board of Directors of the Company, each of Messrs. Jacobs, Turner and Walker entered into an amended participation agreement with the Company with respect to his participation in the Pier 1 Imports, Inc. Supplemental Retirement Plan (the “Plan”). The Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 24, 2007, which description is incorporated by reference herein. Pursuant to each amended participation agreement, Messrs. Jacobs, Turner and Walker each have been granted the right to elect a lump-sum payment option of his accrued benefit under the Plan.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Termination of Post-Employment Consulting Agreement dated April 20, 2008 by and between Jay R. Jacobs and Pier 1 Imports, Inc.

10.2	Termination of Post-Employment Consulting Agreement dated April 20, 2008 by and between Charles H. Turner and Pier 1 Imports,Inc.

10.3	Termination of Post-Employment Consulting Agreement dated April 20, 2008 by and between David A. Walker and Pier 1 Imports, Inc.

10.4	Summary of Fiscal Year 2009 Annual Base Salaries for the Named Executive Officers of Pier 1 Imports, Inc.

10.5	Participation Agreement Amendment dated April 20, 2008 by and between Jay R. Jacobs and Pier 1 Imports, Inc.

10.6	Participation Agreement Amendment dated April 20, 2008 by and between Charles H. Turner and Pier 1 Imports, Inc.

10.7	Participation Agreement Amendment dated April 20, 2008 by and between David A. Walker and Pier 1 Imports, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	April 24, 2008	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice President
and General Counsel

EXHIBIT INDEX

Number	Description

10.1	Termination of Post-Employment Consulting Agreement dated April 20, 2008 by and between Jay R. Jacobs and Pier 1 Imports, Inc.

10.2	Termination of Post-Employment Consulting Agreement dated April 20, 2008 by and between Charles H. Turner and Pier 1 Imports, Inc.

10.3	Termination of Post-Employment Consulting Agreement dated April 20, 2008 by and between David A. Walker and Pier 1 Imports, Inc.

10.4	Summary of Fiscal Year 2009 Annual Base Salaries for the Named Executive Officers of Pier 1 Imports, Inc.

10.5	Participation Agreement Amendment dated April 20, 2008 by and between Jay R. Jacobs and Pier 1 Imports, Inc.

10.6	Participation Agreement Amendment dated April 20, 2008 by and between Charles H. Turner and Pier 1 Imports, Inc.

10.7	Participation Agreement Amendment dated April 20, 2008 by and between David A. Walker and Pier 1 Imports, Inc.